CERTIFICATION


     To my knowledge, this Report on Form 10-Q of Tri-County Financial Corporation (the "Company") for the quarter ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:August 12, 2004                       By: /s/ Michael L. Middleton
                                               ---------------------------------
                                               Michael L. Middleton
                                               President and Chief Executive
                                                Officer



Date:August 12, 2004                       By: /s/ William J. Pasenelli
                                               ---------------------------------
                                               William J. Pasenelli
                                               Executive Vice President and
                                                Chief Financial Officer